Exhibit 10.1

SECOND RENEWAL AGREEMENT

THIS SECOND RENEWAL AGREEMENT (this “Second Renewal Agreement”) is made and effective as of this 4th day of March, 2015 (the “Effective Date”), by and between THE FRESH MARKET, INC., a Delaware corporation, with its corporate office located at 628 Green Valley Road, Suite 500, Greensboro, North Carolina 27408 (referred to herein along with its successors and assigns as “TFM”) and BURRIS LOGISTICS, a Delaware corporation, with its corporate office located at 501 S.E. 5th Street, Milford, Delaware 19963 (referred to herein along with its authorized assigns as “Burris”).

WHEREAS, TFM and Burris are parties to that certain Supply and Service Agreement dated as of January 26, 2007 (the “Original Agreement”), as amended by that certain Renewal Agreement dated as of October 28, 2011 (the “Renewal Agreement”), and as further amended by that Letter Agreement dated as of May 4, 2012 (the “Letter Agreement”, and together with the Original Agreement and the Renewal Agreement, collectively as amended, the “Amended Agreement”); and

WHEREAS, TFM and Burris desire to renew the Amended Agreement and amend certain terms thereof as provided herein and to otherwise ratify and confirm all the terms, conditions and covenants as set forth therein.

NOW, THEREFORE, for and in consideration of the foregoing and the mutual covenants and conditions set out herein, the parties agree as follows:

1.    Section 1 of the Amended Agreement is hereby deleted and replaced in its entirety with the following:

“Term. The term of the Amended Agreement shall be renewed and extended as follows: (i) for the GA Facility, through and until August 5, 2017; and (ii) for the Northeast Facility, through and until February 3, 2018. The parties shall mutually agree in a separate writing as to any further renewals of the Amended Agreement.”

2.    Section 10 of the Amended Agreement is deleted and replaced in its entirety with the following:

“10.	Indemnification.

a.
Burris shall defend, indemnify and hold harmless TFM, its shareholders, parents, subsidiaries and affiliated companies as well as TFM’s and TFM’s parents’, subsidiaries’, and affiliated companies’ shareholders, officers, directors, partners, employees and agents (the “Indemnified Parties”) from and against any and all claims, damages, liabilities, losses, judgments, fines, penalties, demands, actions, proceedings, lawsuits, fees, costs, and expenses (including attorneys’ fees and expenses) suffered by any such Indemnified Parties as a result of Burris’ breach of its covenants and/or warranties and representations under this Agreement. In the event that Burris or its agents, employees or subcontractors enter premises occupied or under the control of TFM or any other Indemnified Parties in the performance of Burris’ obligations under this Agreement, Burris will defend, indemnify and hold such Indemnified Parties harmless from and against any and all claims, damages, liabilities, losses, judgments, fines, penalties, demands, actions, proceedings, lawsuits, fees, costs, and expenses

[***] Certain confidential information contained in this document, marked by bracketed asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(including attorneys’ fees and expenses) suffered by any such Indemnified Parties on account of loss, cost or damages to property or injury to any person (including death) arising out of, as a result of or in connection with (i) acts or omissions of Burris or its agents, employees or subcontractors in the performance of the services under this Agreement, or (ii) the negligence, gross negligence or willful misconduct of Burris, its employees, agents or subcontractors as determined, in the case of subclause (ii), by a final arbitration decision rendered under Section 15 hereof. Provided, however, that with respect to subpart (i), if the claim (a) is made by TFM or its agents, subcontractors or employees and Burris contends that such claim was not the result of an act or omission of Burris or its agents, employees or subcontractors or (b) is made by any person, regardless of whether such person is an agent, subcontractor or employee of TFM, and Burris contends that such claim was in fact the result of an act or omission of TFM or its agents, employees or subcontractors, TFM may assume the defense of such claim and Burris’s obligation to indemnify and hold harmless shall not apply until a final, non-appealable judicial order or a final arbitration decision rendered under Section 15 hereof, as applicable, determining that such claim was the result of an act or omission of Burris or its agents, employees or subcontractors and, following such order or decision is rendered, Burris shall indemnify and hold such Indemnifiied Parties, including TFM, harmless from such claim, damages, liabilities, losses, judgments, fines, penalties, demands, actions, proceedings, lawsuits, fees, costs, and expenses (including attorneys’ fees and expenses, including the fees and expenses related to the determination of Burris’ act or omission) suffered by any such Indemnified Parties on account of loss, cost or damages to property or injury to any person (including death), including those incurred, suffered or arising prior to and after such order or decision is rendered. Burris’ compliance with Section 11 of this Agreement does not relieve it from liability under this Section 10.

b.
Without limiting the parties’ other rights and remedies, in the event purchasers of Products from TFM claim such Products are defective and it is determined by a final, non-appealable judicial order (i) that such Products are indeed defective and (ii) that such defect(s) arose solely through the negligent, willful or intentional act(s) or omission(s) of either party hereto, such responsible party shall indemnify and hold the other party harmless from any damages (including, without limitation, reasonable attorneys’ fees) such other party incurred as a result of such negligent, willful or intentional act(s) or omission(s).”

3.    Section 11 of the Amended Agreement is hereby deleted and replaced in its entirety with the following:

“11.
Insurance. Burris shall carry, at Burris’ sole cost and expense, the following types of insurance with an insurance company or companies qualified to transact business in the states in which services and the Products are provided to TFM:

a.
Commercial general liability insurance with “Occurrence Form” products coverage on all services, equipment or Products provided to TFM, stipulating limits of liability of not less than [***] for each occurrence with a general aggregate of not less than [***], and naming TFM as an additional insured under said policy with the limits and coverages specified; provided, however, in no event shall the policy required in this Section 11(a) need to include or otherwise respond to any damages or other liability, or defense thereto, arising from any defect or fault with the Products themselves sold to TFM after the

[***] This confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Effective Date, or name TFM as an additional insured after the Effective Date with respect thereto, unless it is determined by a final, non-appealable judicial order (i) that such Products are indeed defective and (ii) that such defect(s) arose solely through the negligent, willful or intentional act(s) or omission(s) of Burris or Burris’ employees, agents, subcontractors representatives or anyone directly or indirectly employed by them, in which case TFM shall be deemed an additional insured.

b.
Worker’s compensation insurance for statutory limits as required by applicable law (including Employer’s Liability Insurance in an amount of not less than [***] per accident for bodily injury and [***] per employee/aggregate for disease) covering all persons employed by Burris in connection with the performance of the delivery of the Products and/or any other services provided herein by such persons to TFM on property under the control of TFM;

c.
Business auto liability insurance (including owned, leased, and non-owned vehicles) for all vehicles of Burris, or vehicles used by Burris in connection with the performance of the delivery of the Products and/or any other services provided herein, that enter upon property under the control of TFM stipulating limits of liability of not less than [***] combined single limit for bodily injury, personal injury (no fault-if required by law), and property damage; and

d.
Excess liability coverage applying on a “following form” basis in excess of the commercial general liability, employer’s liability, and business auto liability policies referenced above, with limits of not less than [***] when combined with the underlying coverages, and naming TFM as an additional insured under said policy.  This policy shall be endorsed to be primary and non-contributory, rather than excess, with respect to its additional insured status.

Upon commencement of this Agreement, a certificate of each type of insurance coverage listed above providing at least thirty (30) days’ notice to TFM prior to cancellation or termination shall be furnished to TFM. Such insurance must be issued by a company having a Best rating of at least A- by Best’s Insurance Reports or the then prevailing insurance rating bureau. Burris shall provide TFM with copies of the certificates of such coverage upon renewal and upon request from time to time.”

4.    Section 26 of the Amended Agreement, as added by the Renewal Agreement, is hereby amended by renumbering the existing provision thereof after the heading as subsection (a) and adding a new subsection (b) thereto as set forth below:

“(b)    Burris and TFM agree to use commercially reasonable efforts to collect vendor packets from each vendor of Products, including new vendors. In connection therewith, within fifteen days of the date of the Second Renewal Agreement, each of Burris and TFM shall designate

(i)
an administrative or paraprofessional staff member (and a back-up thereto) who shall serve as the principal liaison with his or her counterpart at Burris or TFM, as the case may be, in administering the vendor packet collection process, identifying internal resources to assist in the vendor packet collection process, negotiating the vendor packets with vendors and developing reports to Burris and TFM management; and

[***] This confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

(ii)	a member of management (and a back-up thereto) who shall serve as the reporting official for purposes of monitoring the vendor packet collection process.

Within thirty days of the date of the Second Renewal Agreement, Burris and TFM shall compile a list of vendors of Products and indicate which vendors have vendor packets and which vendors do not. Burris and TFM, initially acting through the administrative or paraprofessional staff member as designated above, shall mutually agree on a process and timeline for pursuing vendor packets from any current vendor who has not delivered one to Burris and TFM and for pursuing vendor packets from any proposed new vendor. On a monthly basis, the member of management of each of Burris and TFM as designated above shall receive a report of progress made on securing vendor packets, shall discuss the progress made and efforts needed and shall cooperate in developing strategies and allocating resources necessary to secure such vendor packet from each vendor of Products.”

5.    Section 27 shall be added to the Amended Agreement and include the following:

“Product Ownership Upon Expiration/Termination. Upon the expiration or termination of the Amended Agreement (including the expiration of the term for the GA Facility), TFM agrees to acquire those Products [***]. In addition to and notwithstanding the foregoing, TFM shall purchase from Burris any Products that [***]. TFM shall pay Burris [***]. Reasonably prior to and in anticipation of the expiration date the parties shall begin communicating and cooperating regarding Burris’ inventory levels and Burris’ continued acquisition of Products in attempt to limit to the extent reasonably practical the amount of Products TFM must purchase from Burris pursuant to this paragraph, taking into account that Burris will be fully performing its obligations under the Second Renewal Agreement up to and until the expiration date. Notwithstanding the provisions of the Amended Agreement, [***] shall be applicable for [***].”

6.    Section 28 shall be added to the Amended Agreement and include the following:

“Administrative Exit Fee. In the event the parties do not continue to conduct meaningful business following the end of the term of this Agreement as extended by the Second Renewal Agreement, TFM agrees to pay Burris an administrative exit fee of [***] in cash no later than [***].”

7.    Exhibit B-1 to the Amended Agreement entitled “Product Case Upcharge Table” shall be deleted in its entirety and replaced with the Exhibit B-1 attached hereto.

8.    In light of the termination of the use of the GA Facility on or about August 5, 2017, [***] shall not be applicable for [***].

9.    The parties agree that [***] shall be applicable for [***] and TFM shall not [***] to Burris for [***].

10.    Except as expressly set forth herein, all other terms and conditions of the Amended Agreement shall continue in full force and effect and shall be binding upon and inure to the benefit of the

[***] This confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

parties hereto, their heirs, successors and assigns, and the Amended Agreement is hereby ratified, reaffirmed and confirmed by the parties as herein amended.

11.    This Second Renewal Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

12.    This Second Renewal Agreement may be executed in any number of counterparts, and by facsimile, pdf or other electronic signature, each of which shall for all purposes be deemed to be an original, and all of which are identical and accepted hereby.

[SIGNATURES APPEAR ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties have caused this Second Renewal Agreement to be executed by their duly authorized officers or representatives, all as of the Effective Date.

THE FRESH MARKET, INC.

BURRIS LOGISTICS

By:	/s/ Marc Jones

Name:	Marc Jones

Title:	SVP, Chief Merchandising & Supply Chain Officer

By:	/s/ Donnan R. Burris

Name:	Donnan R. Burris

Title:	CEO

EXHIBIT B-1

PRODUCT CASE UPCHARGE TABLE

For purposes of the Second Renewal Agreement, the following volume/case upcharge amounts shall be used in calculating TFM’s Case Upcharge for shipments following the Effective Date; provided that the Cost per Case used in calculating TFM’s Case Upcharge in effect immediately prior to the cessation of shipping from the GA Facility (August 5, 2017, unless extended) shall continue to be the Cost per Case for shipments from the Northeast Facility for the remainder of the term and in no event shall the Cost per Case increase as a result of the termination of the GA Facility.

Total Volume Shipped (Measured in Semi-Annual [26 Week] Periods)	Cost per Case from GA Facility	Cost per Case from Northeast Facility(1)
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

(1)
The Cost per Case from the Northeast Facility following the expiration of the term of the GA Facility shall continue to be the Cost per Case as in effect immediately prior to the expiration of the term of the GA Facility.

[***] This confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.